[LOGO]

Pioneer
Intermediate Tax-FreeFund

SEMIANNUAL REPORT 6/30/98

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                   1

Portfolio Summary                                                          2

Performance Update                                                         3

Portfolio Management Discussion                                            6

Schedule of Investments                                                    9

Financial Statements                                                      16

Notes to Financial Statements                                             22

Report of Independent Public Accountants                                  26

Trustees, Officers and Service Providers                                  27

Programs and Services for Pioneer Shareowners                             28

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

While the Taxpayer Relief Act of 1997 provided lower rates on capital gains, it did not ease the tax burden on investment income. As a result, municipal bonds remain one of the few effective ways for investors to protect themselves from taxes. We are happy to offer Pioneer Interme-diate Tax-Free Fund as a choice for conservative, tax-sensitive investors. The Fund's professional management and diversified portfolio make tax-free investing affordable and accessible, an important point since municipal bonds can be difficult for individuals to buy and sell directly. Although municipal bonds did not keep pace with the snappy gains posted by taxable U.S. government and corporate bonds over the past six months, they generated solid returns and attractive after-tax dividends.

We have always recommended that investors diversify their portfolios among different types of both stocks and bonds. Recent market volatility has underscored this point. What can you as an investor do? I encourage you to periodically review your financial goals and strategy with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Intermediate Tax-Free Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,

/s/ John F. Cogan, Jr.,
--------------------------------
John F. Cogan, Jr.,
Chairman and President

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/98
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material.]

                    Short-Term Cash Equivalents ..    2%
                    A ............................    8%
                    AA ...........................   52%
                    AAA ..........................   38%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective  life as a percentage  of total  investment  portfolio)

[The following data was represented as a pie chart in the printed material.]

                    0-2  Years ...................    6%
                    2-5  Years ...................   10%
                    5-7 Years ....................   14%
                    7-10  Years ..................   31%
                    10-15  Years .................   32%
                    15+ Years ....................    7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

1.       Kansas State Department of Transportation Highway
            Revenue, 6.125%, 9/1/09                                     2.81%
2.       Grand River Dam Authority Electric Revenue,
            5.75%, 6/1/06                                               2.67
3.       Texas State General Obligation, 5.8%, 10/1/04                  2.67
4.       University of Maryland System Auxiliary Facility
            and Tuition Revenue, 5.4%, 4/1/06                           2.63
5.       Maine State General Obligation, 5.375%, 5/15/06                2.63
6.       Phoenix Civic Improvement Corporation Water
            Revenue, 6.5%, 7/1/06                                       1.87
7.       California State General Obligation, 6.0%, 9/1/09              1.85
8.       Arizona State Transportation Board Highway
            Revenue, 6.0%, 7/1/08                                       1.85
9.       Greenville Waterworks Revenue, 6.0%, 2/1/08                    1.84
10.      Ohio State Water Development Authority, 6.0%, 12/1/06          1.83

Fund holdings will vary for other periods.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                             CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98      12/31/97
                           $10.41       $10.45

Distributions per Share    Income       Short-Term        Long-Term
(12/31/97 - 6/30/98)       Dividends    Capital Gains     Capital Gains
                           $0.215            --                --

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

-------------------------------------
Average Annual Total Returns
(As of June 30, 1998)
           Net Asset  Public Offering
Period       Value         Price*
10 Years     7.19%          6.80%
5 Years      4.53           3.79
1 Year       6.55           2.84
-------------------------------------

* Reflects deduction of the maximum 3.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[mountain chart]

                     Pioneer Intermediate
                           Tax-Free                Lehman Brothers
                             Fund*              Municipal Bond Index
                           -------              --------------------
             6/88           9,650                      10,000
                           10,980                      11,139
             6/90          11,575                      11,898
                           12,536                      12,970
             6/92          13,941                      14,497
                           15,447                      16,231
             6/94          15,382                      16,263
                           16,454                      17,692
             6/96          17,120                      18,864
                           18,128                      20,422
             6/98          19,316                      22,188

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                             CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98     12/31/97
                           $10.45      $10.47

Distributions per Share    Income      Short-Term      Long-Term
(12/31/97 - 6/30/98)       Dividends   Capital Gains   Capital Gains
                           $0.154           --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                     If         If
Period              Held     Redeemed*
Life-of-Fund        4.88%     4.88%
(4/29/94)
1 Year              5.72      2.72
--------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 3% declines over four years.

[mountain chart]

                     Pioneer Intermediate
                           Tax-Free               Lehman Brothers
                             Fund*              Municipal Bond Index
                          --------             --------------------
             4/94          10,000                      10,000
             6/94          10,038                      10,028
                           10,046                      10,094
                            9,851                       9,949
                           10,420                      10,653
             6/95          10,636                      10,909
                           10,832                      11,223
                           11,102                      11,686
                           11,980                      11,543
             6/96          10,976                      11,631
                           11,133                      11,899
                           11,351                      12,202
                           11,255                      12,173
             6/97          11,537                      12,592
                           11,799                      12,972
                           12,042                      13,324
                           12,098                      13,477
             6/98          12,197                      13,682

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/98                             CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                  6/30/98      12/31/97
                           $10.42       $10.48

Distributions per Share    Income       Short-Term       Long-Term
(12/31/97 - 6/30/98)       Dividends    Capital Gains    Capital Gains
                           $0.179            --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Intermediate Tax-Free Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------
Average Annual Total Returns
(As of June 30, 1998)

                   If         If
Period            Held     Redeemed*
Life-of-Fund      3.47%      3.47%
(1/31/96)
1 Year            5.51       5.51
--------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[mountain chart]

                     Pioneer Intermediate
                           Tax-Free               Lehman Brothers
                             Fund*              Municipal Bond Index
                          --------              --------------------
             1/96          10,000                      10,000
                            9,813                       9,804
             6/96           9,809                       9,879
                            9,930                      10,106
                           10,122                      10,363
                           10,037                      10,338
             6/97          10,289                      10,695
                           10,524                      10,017
                           10,734                      11,316
                           10,753                      11,446
             6/98          10,857                      11,620

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98
--------------------------------------------------------------------------------

Dear Shareowner,

Pioneer Intermediate Tax-Free Fund closed the first half of its fiscal year on June 30, 1998. During that time, favorable economic conditions in the United States and a "flight to quality" in the U.S. Treasury market pushed taxable bond prices higher and long-term interest rates to historic lows. Even so, an increased supply of municipal bonds combined with weak demand to restrain the performance of munis, especially when compared to taxable bonds.

Kathleen D. McClaskey has managed Pioneer Intermediate Tax-Free Fund for the past 11 years, leading the investment team responsible for the Fund's daily management. In the following discussion, Ms. McClaskey reviews the investment environment and the strategies that affected your Fund's performance and provides her outlook for the second half of 1998.

Q:    How did the Fund perform?

A: For the six month period ended June 30, the Fund's Class A shares returned 1.69%, Class B 1.29% and Class C 1.15%, all at net asset value. In comparison, the 151 intermediate municipal debt funds followed by Lipper Analytical Services returned 2.05% for the same period. (Returns do not reflect sales charges.) We attribute your Fund's slight lag in performance to its investment standards. Over the past six months, the Fund maintained an emphasis on higher-rated bonds. Other funds in this category often invest in lower-rated bonds, which often provide higher returns since they involve greater risk.

      The Fund's class A shares provided a tax-free 30-day yield of 3.31% on June 30. That translated into an attractive taxable-equivalent yield of 5.49% for an investor in the maximum 39.6% tax bracket.

Q:    Did the situation in Asia affect U.S. interest rates and bonds?

A: The uncertainty of the Asian crisis kept interest rates, and bond prices, within a narrow range for most of the period. It also sparked a "flight to quality." Generally, investors waited for new developments and evidence of the situation's effect on the U.S. economy.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

      When the crisis worsened this spring, investors sought the safety and security of U.S. Treasurys. This demand again pushed up prices of taxable bonds and lowered interest rates.

      Asia's problems held down U.S. interest rates for another reason, too. Many investors were concerned that our strong economy eventually might stimulate inflation and lead the Federal Reserve to raise interest rates. But, because the United States and Asia are active trading partners, slowing Asian economies could lessen U.S. economic growth. That would ease inflationary pressures and reduce the Fed's impetus to change rates.

Q: What was the environment like for municipal bonds over the past six months?

A: Basically it was a case of supply and demand. The supply of municipal bonds increased dramatically during the first half of 1998, as many state and local governments took advantage of lower interest rates to refinance existing bonds or to finance new projects. In fact, this period included the largest transaction ever to occur in the tax-exempt market - Long Island Power Authority's $6.5 billion issue. Ironically, all this good news for municipalities didn't help municipal bond investors much, since the flood of supply kept prices from rising. In addition, the continuing economic problems in Asia increased the popularity of U.S. Treasury bonds, particularly among foreign investors. Municipal bond prices rose, but not as fast or far as Treasurys.

      The yield on the benchmark 30-year U.S. Treasury fell from 5.92% on December 31, 1997 to 5.63% on June 30. In comparison, the yield on the Lehman Brothers Municipal Bond Index - a good indicator of the municipal bond market - only fell from 4.70% on December 31 to 4.65% on June 30.

Q:    What strategies did you use to manage the Fund?

A: We sought to maximize income and total return by maintaining high standards of quality and emphasizing relative value. During the period, lower-quality bonds provided little yield advantage over higher rated bonds. In that scenario, we believed higher-quality bonds represented better relative value.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/98                              (continued)
--------------------------------------------------------------------------------

      As of June 30, 90% of the Fund's holdings were rated AA or above, translating into an average rating of "AA." (Ratings apply to underlying securities, not Fund shares.) The portfolio remained well diversified with 57 holdings spread over 32 states.

      We increased total return potential by maintaining the portfolio's duration - it rose slightly from 6.63 years on December 31 to 6.68 years on June 30. Duration measures a Fund's sensitivity to changes in interest rates. Generally, an investment's price will change 1% for every 1% change in interest rates. Higher durations mean more potential for both price appreciation when interest rates fall and price declines when interest rates rise; shorter durations reduce interest rate sensitivity.

      We implemented this strategy by selling bonds with nearing "call dates" and reinvesting in bonds with 15 - to 20 - year non-callable maturities. Call provisions set a predetermined date for an issuer to repurchase a bond from its holder. Often, this happens when interest rates decline so that an issuer can refinance the bonds at lower rates. Selling callable bonds improved the Fund's potential for both price appreciation and long-term income generation for several reasons. Bonds with longer maturities offer better potential for price appreciation when interest rates decline, and longer streams of predictable income.

Q:    What is your outlook for municipal bonds over the next six months?

A: Over the near-term, we expect many of the trends that were positive for municipal bonds during the past six months to continue through the end of 1998. We believe solid economic growth and minimal inflation in the United States can spur ongoing improvement in the financial health of municipalities. After the recent flood of offerings, we think issuers are taking a breather, which should give tax-exempt bond prices a lift. Looking out further, we expect Asia to have a powerful influence on interest rates. If there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      TAX-EXEMPT OBLIGATIONS - 98.4%
                      Arizona - 5.4%
$1,000,000   A/Aa     Arizona State Transportation Board
                        Highway Revenue, 6.0%, 7/1/08                $ 1,125,760
 1,000,000   AA-/Aa   Phoenix Civic Improvement Corporation
                        Water Revenue, 6.5%, 7/1/06                    1,136,760
 1,000,000   AA/Aa2   Salt River Project Agricultural Improvement
                        and Power District, 5.75%, 1/1/07              1,092,680
                                                                     -----------
                                                                     $ 3,355,200
                                                                     -----------

                      California - 1.8%
 1,000,000   A+/A1    California State General Obligation,
                        6.0%, 9/1/09                                 $ 1,125,800
                                                                     -----------

                      Colorado - 1.7%
 1,000,000   AA/Aa2   Denver, Colorado City and County
                        General Obligation, 5.0%, 8/1/07             $ 1,042,220
                                                                     -----------

                      Connecticut - 3.5%
 1,000,000   AA-/Aa3  Connecticut State General
                        Obligation, 6.0%, 10/1/04                    $ 1,096,860
 1,000,000   AAA/Aaa  Connecticut State Special Tax
                        Obligation, 5.25%, 10/1/09                     1,066,490
                                                                     -----------
                                                                     $ 2,163,350
                                                                     -----------
                      Delaware - 1.7%
 1,000,000   AA/A1    Delaware Transportation Authority,
                        Transportation System Revenue,
                        5.2%, 07/1/01                                $ 1,032,210
                                                                     -----------

                      Florida - 5.3%
 1,000,000   AA/Aa3   Gainsville Utilities Revenue, 5.75%, 10/1/06   $ 1,099,040
 1,000,000   AA/Aa1   Orlando Utilities, Community Water & Electric
                        Revenue, 5.6%, 10/1/03                         1,069,200
 1,000,000   AAA/Aaa  Palm Beach County Criminal Justice
                        Revenue, 5.75%, 6/1/13                         1,103,720
                                                                     -----------
                                                                     $ 3,271,960
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      Georgia - 6.8%
$1,000,000   AA/Aa3   Clayton County Water Authority, 5.1%, 5/1/14   $ 1,029,580
 1,000,000   AAA/Aaa  Georgia Municipal Electric Authority
                        Power Revenue, 5.5%, 1/1/12                    1,067,940
 1,000,000   AAA/Aaa  Georgia State Tollway Authority, 5.0%, 7/1/10    1,038,450
 1,000,000   AA/Aa1   Private Colleges & Universities
                        Revenue, 5.5%, 11/1/05                         1,076,710
                                                                     -----------
                                                                     $ 4,212,680
                                                                     -----------
                      Hawaii - 1.7%
 1,000,000   AAA/Aaa  Honolulu, Hawaii City and County
                        General Obligation, 5.5%, 11/1/09$             1,080,580
                                                                     -----------
                      Illinois - 5.1%
 1,000,000   AA+/Aa1  Illinois Education Facilities Authority
                        Northwestern University Revenue,
                        5.5%, 12/1/13  $        1,071,090
 1,000,000   AAA/Aa2  Illinois State Sales Tax Revenue, 5.25%, 6/5/10  1,055,480
 1,000,000   A+/A2    Metropolitan Pier and Exposition Authority,
                        Dedicated State Tax Revenue, 5.75%, 6/15/02    1,057,080
                                                                     -----------
                                                                     $ 3,183,650
                                                                     -----------

                      Indiana - 3.5%
 1,000,000   AAA/Aaa  Indiana University Revenue, 5.8%, 11/15/10     $ 1,110,220
 1,000,000   AA/Aa2   Purdue University Revenue, 5.75%, 7/1/04         1,076,550
                                                                     -----------
                                                                     $ 2,186,770
                                                                     -----------

                      Kansas - 2.8%
 1,500,000   AA+/Aa2  Kansas State Department of Transportation
                        Highway Revenue, 6.125%, 9/1/09              $ 1,712,040
                                                                     -----------
                      Kentucky - 3.0%
1,000,000   AAA/Aaa  Kentucky State Turnpike Authority, Economic
                        Development Revenue, 5.25%, 7/1/05           $ 1,055,680
   750,000   AAA/A1   Lexington-Fayette Urban County Government
                        Revenue, 7.0%, 6/1/06                            805,298
                                                                     -----------
                                                                     $ 1,860,978
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                           Maine - 4.4%
$1,500,000   AA+/Aa2  Maine State General Obligation,
                        5.375%, 5/15/06                              $ 1,599,450
 1,000,000   AAA/Aaa  Maine State Turnpike Authority Revenue,
                        6.0%, 7/1/05                                   1,098,690
                                                                     -----------
                                                                     $ 2,698,140
                                                                     -----------
                      Maryland - 2.6%
 1,500,000   AA+/Aa3  University of Maryland System Auxiliary Facility
                        and Tuition Revenue, 5.4%, 4/1/06            $ 1,599,555
                                                                     -----------
                      Massachusetts - 5.3%
 1,000,000   AAA/Aaa  Commonwealth of Massachusetts Consolidated
                        Loan General Obligation, 5.5%, 6/1/03        $ 1,058,570
 1,000,000   AA-/Aa3  Massachusetts Bay Transportation Authority
                        Revenue, 5.5%, 3/1/09                          1,080,410
 1,000,000   AAA/Aaa  Massachusetts Water Pollution Abatement
                        Trust Sewer Revenue, 6.0%, 2/1/07              1,109,570
                                                                     -----------
                                                                     $ 3,248,550
                                                                     -----------

                      Michigan - 1.8%
 1,000,000   AAA/Aaa  Detroit Michigan Water Supply Revenue,
                        5.75%, 7/1/11                                $ 1,100,270
                                                                     -----------

                      Minnesota - 4.7%
 1,000,000   AAA/Aaa  Minnesota Public Facilities Authority Water
                        Pollution Control Revenue, 5.0%, 3/1/06      $ 1,043,930
   750,000   AAA/Aaa  Minnesota Public Facilities Authority Water
                        Pollution Control Revenue, 7.0%, 3/1/09          781,447
 1,000,000   AA/Aa2   University of Minnesota Revenue,
                        5.75%, 7/1/18                                  1,090,150
                                                                     -----------
                                                                     $ 2,915,527
                                                                     -----------

                      Missouri - 1.7%
 1,000,000   AA/Aa3   Kansas City, Missouri Water Revenue,
                        5.0%, 12/1/08                                $ 1,040,340
                                                                     -----------
   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      Nebraska - 1.8%
$1,000,000   AAA/NR   Omaha Public Power District Electric System
                        Revenue, 6.5%, Prerefunded, 2/1/02*          $ 1,093,010
                                                                     -----------

                        Nevada - 0.1%
    60,000   AA/Aa2   Nevada Housing Division Single Family
                        Program Revenue, 8.0%, 4/1/09                $    60,812
                                                                     -----------

                      New Jersey - 1.8%
 1,000,000   AA+/Aa1  New Jersey Sales Tax General Obligation,
                        5.8%, 2/15/07                                $ 1,103,300
                                                                     -----------

                      New Mexico - 1.6%
 1,000,000   AA/Aa    Bernalillo County, New Mexico, Gross
                        Receipts Tax Revenue, 5.0%, 4/1/13           $ 1,020,900
                                                                     -----------

                      New York - 3.5%
 1,000,000   AAA/Aaa  Long Island Power Authority New York
                        Electric System Revenue, 5.5%, 12/1/10       $ 1,079,470
 1,000,000   A+/A3    New York State Local Government Assistance
                        Corp. Revenue, 5.5%, 4/1/17                    1,064,080
                                                                     -----------
                                                                     $ 2,143,550
                                                                     -----------

                      Ohio - 1.8%
 1,000,000   AAA/Aaa  Ohio State Water Development Authority,
                        6.0%, 12/1/06                                $ 1,111,520
                                                                     -----------

                      Oklahoma - 2.6%
 1,500,000   A-/A2    Grand River Dam Authority Electric Revenue,
                        5.75%, 6/1/06                                $ 1,627,860
                                                                     -----------

                      Pennsylvania - 1.7%
 1,000,000   AA-/Aa3  Pennsylvania State Turnpike Commission
                        Highway Revenue, 5.45%, 12/1/02              $ 1,049,780
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      South Carolina - 5.3%
$1,000,000   AA/Aa2   Columbia Waterworks and Sewer System
                        Revenue, 5.5%, 2/1/09                        $ 1,082,560
 1,000,000   AA/Aa1   Greenville Waterworks Revenue, 6.0%, 2/1/08      1,119,020
 1,000,000   AAA/Aaa  South Carolina General Obligation,
                        5.75%, 8/1/03                                  1,075,020
                                                                     -----------
                                                                     $ 3,276,600
                                                                     -----------

                      Texas - 7.8%
 1,000,000   AA/Aa2   Port Houston Authority Revenue,
                        5.0%, 10/1/05                                $ 1,038,730
   750,000   AAA/Aaa  San Antonio Prior Lien Water Revenue,
                        7.125%, Prerefunded, 5/1/99*                     782,452
 1,000,000   AAA/Aaa  Texas Dallas-Fort Worth Regional
                        Airport Revenue, 5.5%, 11/1/04                 1,066,450
 1,500,000   AA/Aa2   Texas State General Obligation, 5.8%, 10/1/04    1,626,375
   250,000   AAA/Aaa  University of Texas Permanent University
                        Fund, Escrowed to Maturity in Government
                        Securities, 8.0%, 7/1/04                         299,213
                                                                     -----------
                                                                     $ 4,813,220
                                                                     -----------

                      Vermont - 0.8%
   500,000   AAA/Aaa  Vermont Municipal Bond Bank, 7.9%,
                        Prerefunded, 12/1/98*                        $   518,830
                                                                     -----------

                      Virginia - 3.4%
 1,000,000   AAA/Aaa  Virginia Metro Authority Expressway,
                        5.25%, 7/15/22                               $ 1,034,720
 1,000,000   AA/Aa    Virginia State Public School Authority,
                        Special Obligation, 5.4%, 6/1/04               1,059,590
                                                                     -----------
                                                                     $ 2,094,310
                                                                     -----------

                      Washington - 1.7%
 1,000,000   AA+/Aa1  Washington State General Obligation,
                        6.0%, 5/1/02                                 $ 1,066,020
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/98                                      (continued)
--------------------------------------------------------------------------------

              S&P/
             Moody's
 Principal   Ratings
  Amount   (Unaudited)                                                  Value

                      Wisconsin - 1.7%
$1,000,000   AA/Aa2   Wisconsin State General Obligation,
                        5.3%, 11/1/12                                $ 1,056,650
                                                                     -----------

                      TOTAL TAX-EXEMPT OBLIGATIONS
                      (Cost $58,641,468)(a)                          $60,866,182
                                                                     -----------

                      TEMPORARY CASH INVESTMENTS - 1.6%
   100,000            Jackson County, Mississippi Pollution Control
                        Revenue, 3.65%, 12/1/16**                    $   100,000
   400,000            Jackson County, Mississippi Pollution Control
                        Revenue, 2.65%, 6/1/23**                         400,000
   500,000            Uinta County, Wyoming Pollution Control
                        Revenue, 3.0%, 12/1/22**                         500,000
                                                                     -----------
                      TOTAL TEMPORARY CASH INVESTMENTS
                        (Cost $1,000,000)                            $ 1,000,000
                                                                     -----------
                      TOTAL INVESTMENT IN SECURITIES - 100%
                        (Cost $59,641,468)(b)                        $61,866,182
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

NR    Not rated.

* Prerefunded bond has been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest in the tax-exempt issue and to retire the bond in full at the earliest refunding date.

** Security with daily "put" feature with resetting interest rates. Coupon rate disclosed is as of June 30, 1998.

(a) The concentration of securities, by type of obligation/market sector, is as follows:

      General Obligation                                         19.4%
      Escrowed in U.S. Government Securities                      7.0
      Insured                                                    23.1
      Revenue Bonds:
         Education                                               11.5
         Housing                                                  0.1
         Pollution Control                                        3.6
         Power                                                    8.0
         Sales Tax                                                6.9
         Transportation                                          11.6
         Water & Sewer                                            8.8

(b) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $59,641,468 was as follows:

      Aggregate gross unrealized gain for all
         investments in which there is an excess
         of value over tax cost                                      $2,267,396

      Aggregate gross unrealized loss for all
         investments in which there is an excess
         of tax cost over value                                         (42,682)
                                                                     ----------
      Net unrealized gain                                            $2,224,714
                                                                     ----------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 aggregated $11,547,090 and $17,572,945, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/98
--------------------------------------------------------------------------------

ASSETS:

  Investment in securities, at value (including temporary cash
    investments of $1,000,000) (cost $59,641,468)                  $61,866,182
  Receivables -
      Fund shares sold                                                   9,955
      Interest                                                         881,214
  Other                                                                  2,561
                                                                   -----------
        Total assets                                               $62,759,912
                                                                   -----------

LIABILITIES:
  Payables -
      Fund shares repurchased                                      $     2,010
      Dividends                                                         72,342
      Due to bank                                                        6,515
  Due to affiliates                                                     73,651
  Accrued expenses                                                      39,282
                                                                   -----------
        Total liabilities                                          $   193,800
                                                                   -----------

NET ASSETS:
  Paid-in capital                                                  $59,339,992
  Distributions in excess of net investment income                     (30,017)
  Accumulated undistributed net realized gain on investments         1,031,423
  Net unrealized gain on investments                                 2,224,714
                                                                   -----------
        Total net assets                                           $62,566,112
                                                                   -----------

Net Asset Value Per Share:
(Unlimited number of shares authorized)
  Class A (based on $59,728,553/5,736,667 shares)                  $     10.41
                                                                   -----------
  Class B (based on $2,667,081/255,150 shares)                     $     10.45
                                                                   -----------
  Class C (based on $170,478/16,366 shares)                        $     10.42
                                                                   -----------


Maximum Offering Price:
  Class A                                                          $     10.79
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 6/30/98

INVESTMENT INCOME:
  Interest                                                          $ 1,637,913
                                                                    -----------
EXPENSES:
  Management fees                                     $   161,698
  Transfer agent fees
      Class A                                              35,446
      Class B                                               2,293
      Class C                                                 313
  Distribution fees
      Class A                                              72,102
      Class B                                              13,211
      Class C                                               1,133
  Accounting                                               33,767
  Custodian fees                                            5,212
  Registration fees                                        16,428
  Professional fees                                        22,673
  Printing                                                  6,270
  Fees and expenses of nonaffiliated trustees               9,922
  Miscellaneous                                            27,329
                                                      -----------
         Total expenses                                             $   407,797
         Less management fees waived by
            Pioneering Management Corporation                           (70,193)
         Less fees paid indirectly                                       (2,285)
                                                                    -----------
         Net expenses                                               $   335,319
                                                                    -----------
            Net investment income                                   $ 1,302,594
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                  $   948,694
  Change in net unrealized gain on investments                       (1,186,933)
                                                                    -----------
         Net loss on investments                                    $  (238,239)
                                                                    -----------
         Net increase in net assets resulting from operations       $ 1,064,355
                                                                    -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/98 and the Year Ended 12/31/97

                                                            Six Months
                                                              Ended        Year Ended
                                                             6/30/98        12/31/97
FROM OPERATIONS:
Net investment income                                     $  1,302,594    $  2,963,928
Net realized gain on investments                               948,694       1,112,008
Change in net unrealized gain on investments                (1,186,933)        579,896
                                                          ------------    ------------
   Net increase in net assets resulting from operations   $  1,064,355    $  4,655,832
                                                          ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ($0.22 and $0.44 per share, respectively)      $ (1,291,265)   $ (2,841,400)
   Class B ($0.15 and $0.37 per share, respectively)           (39,456)       (101,513)
   Class C ($0.18 and $0.34 per share, respectively)            (3,973)         (7,472)
Net realized gain:
   Class A ($0.00 and $0.08 per share, respectively)              --          (511,871)
   Class B ($0.00 and $0.08 per share, respectively)              --           (22,707)
   Class C ($0.00 and $0.08 per share, respectively)              --            (2,343)
                                                          ------------    ------------
      Total distributions to shareholders                 $ (1,334,694)   $ (3,487,306)
                                                          ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  3,324,797    $  3,967,917
Reinvestment of distributions                                  854,355       2,280,319
Cost of shares repurchased                                  (9,877,697)    (15,334,302)
                                                          ------------    ------------
   Net decrease in net assets resulting from
      fund share transactions                             $ (5,698,545)   $ (9,086,066)
                                                          ------------    ------------
   Net decrease in net assets                             $ (5,968,884)   $ (7,917,540)
NET ASSETS:
Beginning of period                                         68,534,996      76,452,536
                                                          ------------    ------------
End of period (including (distributions in excess
   of)/accumulated undistributed net investment
   income of $(30,017) and $2,083, respectively)          $ 62,566,112    $ 68,534,996
                                                          ------------    ------------

Class A                                '98 Shares   '98 Amount       '97 Shares     '97 Amount

Shares sold                             124,322    $  1,298,771         290,169    $  3,000,480
Reinvestment of distributions            79,206         825,150         212,121       2,189,076
Less shares repurchased                (706,733)     (7,359,135)     (1,404,597)    (14,465,457)
                                       --------      ----------       ---------      ----------
         Net decrease                  (503,205)   $ (5,235,214)       (902,307)    $(9,275,901)
                                       --------      ----------         -------        --------
Shares sold                             153,103    $  1,602,440          85,716    $    882,162
Reinvestment of distributions             2,505          26,185           7,998          82,765
Less shares repurchased                (187,993)     (1,964,022)        (84,079)       (868,240)
                                       --------      ----------         -------        --------
         Net increase (decrease)        (32,385)   $   (335,397)          9,635    $     96,687
                                       --------      ----------       ---------      ----------
Class C
Shares sold                              40,900    $    423,586           8,221    $     85,275
Reinvestment of distributions               289           3,020             819           8,478
Less shares repurchased                 (53,403)       (554,540)            (58)           (605)
                                       --------      ----------       ---------      ----------
         Net increase (decrease)        (12,214)   $   (127,934)          8,982    $     93,148
                                       --------      ----------       ---------      ----------


   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                      Six Months        Year         Year        Year        Year        Year
                                        Ended          Ended        Ended        Ended       Ended      Ended
CLASS A                                6/30/98       12/31/97     12/31/96     12/31/95   12/31/94(a)  12/31/93

Net asset value, beginning of period   $ 10.45        $10.28      $ 10.44      $  9.62      $ 10.76     $ 10.32
                                       -------        ------      -------      -------      -------     -------
Increase (decrease) from investment
  operations:
    Net investment income              $  0.21        $ 0.44      $  0.46      $  0.49      $  0.49     $  0.56
    Net realized and unrealized
      gain (loss) on investments         (0.03)         0.25        (0.15)        0.82        (1.13)       0.56
                                       -------        ------      -------      -------      -------     -------
      Net increase (decrease) from
        investment operations          $  0.18        $ 0.69      $  0.31      $  1.31      $ (0.64)    $  1.12
Distributions to shareholders:
    Net investment income                (0.22)        (0.44)       (0.47)       (0.49)       (0.49)      (0.56)
    Net realized gain                      --          (0.08)        --            --         (0.01)      (0.12)
                                       -------        ------      -------      -------      -------     -------
Net increase (decrease) in net
  asset value                          $ (0.04)       $ 0.17      $ (0.16)     $  0.82      $ (1.14)    $  0.44
                                       -------        ------      -------      -------      -------     -------
Net asset value, end of period         $ 10.41        $10.45      $ 10.28      $ 10.44      $  9.62     $ 10.76
                                       -------        ------      -------      -------      -------     -------
Total return*                             1.69%         6.87%        3.03%       13.80%       (6.02)%     11.08%
Ratio of net expenses to
  average net assets                      1.01%**+      1.02%+       1.03%+       1.02%+       1.00%       0.85%
Ratio of net investment income
  to average net assets                   4.06%**+      4.23%+       4.47%+       4.77%+       4.89%       5.23%
Portfolio turnover rate                     36%**         35%          34%          29%          39%         14%
Net assets, end of period (in
  thousands)                           $59,729       $65,225      $73,387      $79,432      $76,674     $82,907
Ratios  assuming no waiver of
  management fees by PMC and
  no reduction for fees
  paid indirectly:
    Net expenses                          1.23%**       1.17%        1.14%        1.12%        1.22%       1.12%
    Net investment income                 3.84%**       4.08%        4.36%        4.67%        4.67%       4.97%
Ratios  assuming waiver of
  management fees by PMC and
  reduction for fees paid
  indirectly:
    Net expenses                          1.00%**       1.00%        1.00%        1.00%         --          --
    Net investment income                 4.07%**       4.25%        4.50%        4.79%         --          --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                         Six Months      Year       Year        Year       4/29/94
                                           Ended         Ended      Ended       Ended        to
CLASS B                                   6/30/98      12/31/97    12/31/96    12/31/95   12/31/94(a)

Net asset value, beginning of period      $10.47        $10.31      $10.46      $ 9.65      $10.07
                                          ------        ------      ------      ------      ------
Increase (decrease) from investment
  operations:
    Net investment income                 $ 0.17        $ 0.36      $ 0.38      $ 0.41      $ 0.27
    Net realized and unrealized gain
      (loss) on investments                (0.04)         0.25       (0.15)       0.80       (0.42)
                                          ------        ------      ------      ------      ------
        Net increase (decrease) from
          investment operations           $ 0.13        $ 0.61      $ 0.23      $ 1.21      $(0.15)
Distributions to shareholders:
    Net investment income                  (0.15)        (0.37)      (0.38)      (0.40)      (0.27)
    Net realized gain                        --          (0.08)        --          --          --
Net increase (decrease) in net
  asset value                             $(0.02)       $ 0.16      $(0.15)     $ 0.81      $(0.42)
                                          ------        ------      ------      ------      ------
Net asset value, end of period            $10.45        $10.47      $10.31      $10.46      $ 9.65
                                          ------        ------      ------      ------      ------
Total return*                               1.29%         6.08%       2.25%      12.71%      (1.49)%
Ratio of net expenses to average
  net assets                                1.84%**+      1.81%+      1.81%+      1.86%+      1.84%**
Ratio of net investment income to
  average net assets                        3.23%**+      3.44%+      3.68%+      3.90%+      4.17%**
Portfolio turnover rate                       36%**         35%         34%         29%         39%
Net assets, end of period
  (in thousands)                          $2,667        $3,010      $2,864      $2,553      $1,529
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees
  paid indirectly:
    Net expenses                            2.05%**       1.96%       1.91%       1.96%       2.14%**
    Net investment income                   3.02%**       3.29%       3.58%       3.80%       3.87%**
Ratios assuming waiver of management
  fees by PMC and reduction for fees
  paid indirectly:
    Net expenses                            1.83%**       1.79%       1.76%       1.82%        --
    Net investment income                   3.24%**       3.46%       3.73%       3.94%        --

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98
--------------------------------------------------------------------------------

                                           Six Months
                                             Ended      Year Ended  1/31/96 to
SCLASS C                                     6/30/98      12/31/97    12/31/96

Net asset value, beginning of period        $10.48        $10.29      $10.51
                                            ------        ------      ------
Increase (decrease) from investment
  operations:
    Net investment income                   $ 0.16        $ 0.35      $ 0.33
    Net realized and unrealized
      gain (loss) on investments             (0.04)         0.26       (0.21)
                                            ------        ------      ------
    Net increase from investment
      operations                            $ 0.12        $ 0.61      $ 0.12
Distributions to shareholders:
    Net investment income                    (0.18)        (0.34)      (0.33)
    In excess of net investment income         --            --        (0.01)
    Net realized gain                          --          (0.08)        --
                                            ------        ------      ------
Net increase (decrease) in net asset
      value                                 $(0.06)       $ 0.19      $(0.22)
                                            ------        ------      ------
Net asset value, end of period              $10.42        $10.48      $10.29
                                            ------        ------      ------
Total return*                                 1.15%         6.04%       1.22%
Ratio of net expenses to average net
      assets                                  1.95%**+      1.84%+      1.97%**+
Ratio of net investment income to average
  net assets                                  3.21%**+      3.41%+      3.51%**+
Portfolio turnover rate                         36%**         35%         34%
Net assets, end of period (in thousands)    $  170        $  300      $  202
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees
  paid indirectly:
     Net expenses                             2.17%**       1.99%       2.08%**
     Net investment income                    2.99%**       3.26%       3.40%**
Ratios  assuming  waiver of  management
  fees by PMC and reduction for fees paid
  indirectly:
     Net expenses                             1.94%**       1.82%       1.89%**
     Net investment income                    3.22%**       3.43%       3.59%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98
--------------------------------------------------------------------------------

1.    Organization and Significant Accounting Policies

Pioneer Intermediate Tax-Free Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes.

The Fund offers three classes of shares - Class A, Class B, and Class C shares. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.    Fund Shares

      The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $1,984 in underwriting commissions on the sale of the fund shares during the six months ended June 30, 1998.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
      Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/98                                (continued)
--------------------------------------------------------------------------------

2.    Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $18,225 was payable to PMC related to management fees and certain other services.

3.    Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $16,298 in transfer agent fees payable to PSC at June 30, 1998.

4.    Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $39,128 in distribution fees payable to PFD at June 30, 1998.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within four years of purchase are subject to a CDSC at declining rates beginning at 3.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $2,171 were paid to PFD.

5.    Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $2,285 under such arrangements.

6.    Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowings exceed $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998 through June 30, 1998 was $23,252. The average daily shares outstanding during the period were 6,105,687, resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 5.91%, and the total interest expense on such borrowings was $298.

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Intermediate Tax-Free Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Intermediate Tax-Free Fund, as of June 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Intermediate Tax-Free Fund as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 7, 1998

Pioneer Intermediate Tax-Free Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and President
Mary K. Bush                          David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.               Kathleen D. McClaskey, Vice President
Margaret B.W. Graham                  William H. Keough, Treasurer
John W. Kendrick                      Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(sm) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]       Pioneer Funds Distributor, Inc.      0898-5428
             60 State Street                 (c) Pioneer Funds Distributor, Inc.
             Boston, Massachusetts  02109        Printed on Recycled Paper
             www.pioneerfunds.com